Exhibit 99.3

SUPPLEMENTAL TABLES

FOURTH-QUARTER AND FULL-YEAR 2019

TABLE OF CONTENTS:	PAGE:

Income Statement	2

Cash Flow Statement	3

Balance Sheet	4

Production by Asset	5

Capital, Costs Incurred and Reserves Reconciliation	6

Well Activity by Asset	7

Realized Price by Asset	8

Per-Unit Cash Margin by Asset	9

Non-GAAP Core Earnings	10

Non-GAAP EBITDAX, Net Debt and Free Cash Flow	11

CONSOLIDATED STATEMENTS OF EARNINGS
(in millions, except per share amounts)	2019					2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Full Year	Quarter 4
Upstream revenues (1)	$919	$1,046	$1,076	$314	$3,355	$2,416
Marketing and midstream revenues	670	700	730	765	2,865	1,114

Total revenues	1,589	1,746	1,806	1,079	6,220	3,530

Production expenses (2)	324	294	296	283	1,197	295
Exploration expenses	29	18	7	4	58	24
Marketing and midstream expenses	665	684	713	750	2,812	1,105
Depreciation, depletion and amortization	382	381	374	360	1,497	318
Asset dispositions	—	(1)	(2)	(45)	(48)	(242)
General and administrative expenses	119	107	114	135	475	136
Financing costs, net	64	60	66	60	250	59
Restructuring and transaction costs	11	10	12	51	84	6
Other expenses	16	3	7	(22)	4	30

Total expenses	1,610	1,556	1,587	1,576	6,329	1,731

Earnings (loss) from continuing operations before income taxes	(21)	190	219	(497)	(109)	1,799
Income tax expense (benefit)	(33)	54	68	(119)	(30)	421

Net earnings (loss) from continuing operations	12	136	151	(378)	(79)	1,378
Net earnings (loss) from discontinued operations, net of taxes	(652)	(27)	344	61	(274)	(229)

Net earnings (loss)	(640)	109	495	(317)	(353)	1,149
Net earnings attributable to noncontrolling interests	2	—	—	—	2	—

Net earnings (loss) attributable to Devon	$(642)	$109	$495	$(317)	$(355)	$1,149

Basic net earnings (loss) per share:
Continuing operations	$0.03	$0.34	$0.37	$(0.89)	$(0.21)	$3.00
Discontinued operations	(1.73)	(0.07)	0.83	0.15	(0.68)	(0.50)

Basic net earnings (loss) per share	$(1.70)	$0.27	$1.20	$(0.74)	$(0.89)	$2.50

Diluted net earnings (loss) per share:
Continuing operations	$0.03	$0.34	$0.37	$(0.89)	$(0.21)	$2.98
Discontinued operations	(1.73)	(0.07)	0.82	0.15	(0.68)	(0.50)

Diluted net earnings (loss) per share	$(1.70)	$0.27	$1.19	$(0.74)	$(0.89)	$2.48

Weighted average common shares outstanding:
Basic	383	397	415	434	407	459
Diluted	385	399	417	434	407	462

(1) UPSTREAM REVENUES
(in millions)	2019					2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Full Year	Quarter 4
Oil, gas and NGL sales	$1,035	$919	$936	$919	$3,809	$983
Derivative cash settlements	42	71	23	34	170	(16)
Derivative valuation changes	(158)	56	117	(639)	(624)	1,449

Upstream revenues	$919	$1,046	$1,076	$314	$3,355	$2,416

(2) PRODUCTION EXPENSES
(in millions)	2019					2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Full Year	Quarter 4
Lease operating expense	$120	$118	$114	$110	$462	$125
Gathering, processing & transportation	131	112	111	109	463	105
Production taxes	69	58	64	60	251	61
Property taxes	4	6	7	4	21	4

Production expenses	$324	$294	$296	$283	$1,197	$295

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Full Year
Cash flows from operating activities:
Net earnings (loss)	$(640)	$109	$495	$(317)	$(353)
Reconciliation of net earnings (loss) to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	652	27	(344)	(61)	274
Depreciation, depletion and amortization	382	381	374	360	1,497
Leasehold impairments	3	13	1	1	18
Accretion on discounted liabilities	8	8	8	9	33
Total (gains) losses on commodity derivatives	116	(127)	(140)	605	454
Cash settlements on commodity derivatives	41	71	23	31	166
Gains on asset dispositions	—	(1)	(2)	(45)	(48)
Deferred income tax expense (benefit)	(27)	52	65	(115)	(25)
Share-based compensation	24	24	23	44	115
Other	2	2	4	(14)	(6)
Changes in assets and liabilities, net	18	36	(75)	(61)	(82)

Net cash from operating activities - continuing operations	579	595	432	437	2,043

Cash flows from investing activities:
Capital expenditures	(408)	(526)	(486)	(490)	(1,910)
Acquisitions of property and equipment	(3)	(5)	(13)	(10)	(31)
Divestitures of property and equipment	43	9	28	310	390

Net cash from investing activities - continuing operations	(368)	(522)	(471)	(190)	(1,551)

Cash flows from financing activities:
Repayments of long-term debt	—	—	—	(162)	(162)
Repurchases of common stock	(103)	(560)	(187)	(999)	(1,849)
Dividends paid on common stock	(34)	(35)	(37)	(34)	(140)
Contributions from noncontrolling interests	116	—	—	—	116
Shares exchanged for tax withholdings and other	(3)	(1)	(3)	(19)	(26)

Net cash from financing activities - continuing operations	(24)	(596)	(227)	(1,214)	(2,061)

Net change in cash, cash equivalents and restricted cash of continuing operations	187	(523)	(266)	(967)	(1,569)

Cash flows from discontinued operations:
Operating activities	(8)	(95)	190	(59)	28
Investing activities	—	(5)	2,536	(59)	2,472
Financing activities	—	(1,571)	—	(7)	(1,578)
Effect of exchange rate changes on cash	9	(3)	38	1	45

Net change in cash, cash equivalents and restricted cash of discontinued operations	1	(1,674)	2,764	(124)	967

Net change in cash, cash equivalents and restricted cash	188	(2,197)	2,498	(1,091)	(602)
Cash, cash equivalents and restricted cash at beginning of period	1,656	3,853	1,355	2,446	2,446

Cash, cash equivalents and restricted cash at end of period	$1,844	$1,656	$3,853	$1,355	$1,844

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,464	$1,375	$3,470	$1,327	$1,464
Cash restricted for discontinued operations	380	280	370	—	380
Restricted cash included in other current assets	—	1	13	28	—

Total cash, cash equivalents and restricted cash	$1,844	$1,656	$3,853	$1,355	$1,844

CONSOLIDATED BALANCE SHEETS

(in millions)	December 31,	December 31,
	2019	2018
Current assets:
Cash and cash equivalents	$1,464	$2,414
Cash restricted for discontinued operations	380	—
Accounts receivable	832	812
Current assets associated with discontinued operations	896	331
Other current assets	279	880

Total current assets	3,851	4,437
Oil and gas property and equipment, based on successful efforts accounting, net	7,558	7,430
Other property and equipment, net	1,035	1,032

Total property and equipment, net	8,593	8,462
Goodwill	753	753
Right-of-use assets	243	—
Other long-term assets	196	276
Long-term assets associated with discontinued operations	81	5,638

Total assets	$13,717	$19,566

Current liabilities:
Accounts payable	$428	$530
Revenues and royalties payable	730	722
Short-term debt	—	162
Current liabilities associated with discontinued operations	459	492
Other current liabilities	310	320

Total current liabilities	1,927	2,226

Long-term debt	4,294	4,292
Lease liabilities	244	—
Asset retirement obligations	380	468
Other long-term liabilities	426	411
Long-term liabilities associated with discontinued operations	185	2,454
Deferred income taxes	341	529
Stockholders’ equity:
Common stock	38	45
Additional paid-in capital	2,735	4,486
Retained earnings	3,148	3,650
Accumulated other comprehensive earnings (loss)	(119)	1,027
Treasury stock, at cost, 1.0 million shares in 2018	—	(22)

Total stockholders’ equity attributable to Devon	5,802	9,186
Noncontrolling interests	118	—

Total equity	5,920	9,186

Total liabilities and equity	$13,717	$19,566

Common shares outstanding	382	450

PRODUCTION TREND

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (MBbls/d)
Delaware Basin	84	70	67	60	45
STACK	27	32	31	32	31
Powder River Basin	20	18	15	15	13
Eagle Ford	23	22	23	25	30
Other	6	6	6	6	6

New Devon	160	148	142	138	125
Divest assets	3	3	2	3	7

Total	163	151	144	141	132

Natural gas liquids (MBbls/d)
Delaware Basin	32	28	27	23	18
STACK	30	37	40	35	37
Powder River Basin	2	2	2	2	2
Eagle Ford	9	11	12	12	15
Other	1	1	1	1	1

New Devon	74	79	82	73	73
Divest assets	—	—	—	1	1

Total	74	79	82	74	74

Gas (MMcf/d)
Delaware Basin	234	167	158	146	127
STACK	295	317	313	333	343
Powder River Basin	28	28	22	18	20
Eagle Ford	76	75	81	83	95
Other	1	1	1	1	2

New Devon	634	588	575	581	587
Divest assets	3	3	3	7	14

Total	637	591	578	588	601

Total oil equivalent (MBoe/d)
Delaware Basin	154	127	120	107	84
STACK	107	121	124	123	126
Powder River Basin	27	25	21	21	18
Eagle Ford	45	45	49	50	61
Other	7	7	7	7	6

New Devon	340	325	321	308	295
Divest assets	3	3	3	5	11

Total	343	328	324	313	306

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Barnett divest assets (discontinued operations)
Oil (MBbls/d)	—	—	1	1	1
Natural gas liquids (MBbls/d)	30	30	30	30	31
Gas (MMcf/d)	408	414	420	432	443
Total oil equivalent (MBoe/d)	98	100	100	103	105

CAPITAL EXPENDITURES

(in millions)	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	$170	$262	$235	$240	$253
STACK	38	67	94	112	195
Powder River Basin	89	89	87	48	56
Eagle Ford	65	90	53	48	32
Other	11	11	9	9	6

New Devon upstream capital	373	519	478	457	542
Divest assets upstream capital - US	1	1	3	3	3

Total upstream capital	374	520	481	460	545
Land and other acquisitions	3	12	14	7	35
Other	14	30	22	6	6

Total capital	$391	$562	$517	$473	$586

COSTS INCURRED

(in millions)

	Year Ended December 31,
	2019	2018
Property acquisition costs:
Proved properties	$—	$2
Unproved properties	35	70
Exploration costs	312	679
Development costs	1,499	1,505

Costs incurred	$1,846	$2,256

RESERVES RECONCILIATION

	Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2018:
Proved developed	196	1,427	166	600
Proved undeveloped	100	375	61	223

Total Proved	296	1,802	227	823

Revisions due to prices	(7)	(86)	(6)	(28)
Revisions other than price	(13)	(50)	(9)	(31)
Extensions and discoveries	76	269	39	160
Purchase of reserves	3	7	1	6
Production	(55)	(219)	(28)	(119)
Sale of reserves	(24)	(102)	(13)	(54)

As of December 31, 2019:
Proved developed	198	1,344	167	589
Proved undeveloped	78	277	44	168

Total Proved	276	1,621	211	757

GROSS OPERATED SPUDS

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	24	38	23	39	31
STACK	—	4	16	18	17
Powder River Basin	19	14	17	9	12
Eagle Ford	25	18	31	12	5

New Devon	68	74	87	78	65

GROSS OPERATED WELLS TIED-IN

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	36	34	28	25	27
STACK	9	16	21	29	25
Powder River Basin	19	18	6	3	8
Eagle Ford	21	—	9	18	10

New Devon	85	68	64	75	70

NET OPERATED WELLS TIED-IN

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	25	30	24	18	21
STACK	7	7	14	20	18
Powder River Basin	15	6	12	2	6
Eagle Ford	11	—	4	9	5

New Devon	58	43	54	49	50

AVERAGE LATERAL LENGTH

(based on wells tied-in)

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	8,000’	9,700’	7,500’	8,500’	8,800’
STACK	11,200’	9,600’	9,000’	9,000’	8,400’
Powder River Basin	9,700’	9,500’	9,500’	10,000’	9,500’
Eagle Ford	6,600’	N/A	6,000’	6,000’	6,500’

New Devon	8,400’	9,600’	8,000’	8,000’	8,400’

BENCHMARK PRICES

(average prices)

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$57.02	$56.34	$59.85	$54.88	$58.80
Natural Gas ($/Mcf) - Henry Hub	$2.50	$2.23	$2.64	$3.15	$3.65
NGL ($/Bbl) - Mont Belvieu Blended	$18.69	$16.18	$19.05	$22.94	$26.30

REALIZED PRICES

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (Per Bbl)
Delaware Basin	$56.23	$53.85	$55.54	$49.48	$49.04
STACK	55.71	54.47	57.67	52.82	58.83
Powder River Basin	52.02	52.50	56.79	49.21	55.62
Eagle Ford	55.11	57.77	61.60	59.45	65.46
Other	56.52	54.57	56.12	48.77	48.09

New Devon	55.46	54.43	57.17	51.99	56.08
U.S. divest assets	52.21	52.79	53.01	45.60	49.94

Realized price without hedges	55.41	54.40	57.11	51.83	55.77
Cash settlements	1.48	2.18	(0.41)	3.65	0.79

Realized price, including cash settlements	$56.89	$56.58	$56.70	$55.48	$56.56

Natural gas liquids (Per Bbl)
Delaware Basin	$13.30	$10.27	$13.77	$17.64	$21.24
STACK	17.47	12.61	15.55	18.43	22.57
Powder River Basin	17.36	15.01	17.74	19.64	22.76
Eagle Ford	18.84	13.77	15.84	19.77	23.90
Other	14.49	12.79	9.80	11.94	16.26

New Devon	15.81	12.02	15.00	18.33	22.42
U.S. divest assets	N/M	12.50	20.40	21.36	17.12

Realized price without hedges	15.79	12.02	15.00	18.36	22.32
Cash settlements	1.75	2.55	1.40	0.67	0.25

Realized price, including cash settlements	$17.54	$14.57	$16.40	$19.03	$22.57

Gas (Per Mcf)
Delaware Basin	$1.22	$0.90	$(0.05)	$1.84	$1.68
STACK	1.81	1.54	1.74	2.76	2.94
Powder River Basin	2.51	1.96	2.16	2.92	3.85
Eagle Ford	2.52	2.26	2.56	3.39	3.82
Other	0.88	0.99	0.21	1.10	1.28

New Devon	1.71	1.47	1.37	2.62	2.84
U.S. divest assets	N/M	2.56	2.33	2.30	2.01

Realized price without hedges	1.70	1.47	1.38	2.62	2.82
Cash settlements	0.13	0.41	0.34	(0.31)	(0.49)

Realized price, including cash settlements	$1.83	$1.88	$1.72	$2.31	$2.33

Total oil equivalent (Per Boe)
Delaware Basin	$35.05	$33.48	$33.94	$33.92	$33.30
STACK	24.28	22.07	23.96	26.65	29.40
Powder River Basin	42.45	41.20	45.44	41.69	46.27
Eagle Ford	36.51	35.10	37.50	39.41	44.20
Other	47.99	46.41	47.43	42.03	41.53

New Devon	32.72	30.32	31.68	32.60	34.85
U.S. divest assets	43.20	45.35	44.71	35.49	36.82

Realized price without hedges	32.82	30.47	31.79	32.65	34.92
Cash settlements	1.32	2.34	0.79	1.22	(0.56)

Realized price, including cash settlements	$34.14	$32.81	$32.58	$33.87	$34.36

BENCHMARK PRICES

(average prices)

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$57.02	$56.34	$59.85	$54.88	$58.80
Natural Gas ($/Mcf) - Henry Hub	$2.50	$2.23	$2.64	$3.15	$3.65
NGL ($/Bbl) - Mont Belvieu Blended	$18.69	$16.18	$19.05	$22.94	$26.30

FIELD-LEVEL CASH MARGIN (per Boe)

	2019				2018
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin
Realized price	$35.05	$33.48	$33.94	$33.92	$33.30
Lease operating expenses	(3.36)	(4.17)	(4.33)	(4.58)	(6.03)
Gathering, processing & transportation	(2.59)	(2.20)	(2.31)	(2.23)	(2.06)
Production & property taxes	(2.80)	(2.69)	(2.84)	(2.72)	(2.73)

Field-level cash margin	$26.30	$24.42	$24.46	$24.39	$22.48

STACK
Realized price	$24.28	$22.07	$23.96	$26.65	$29.40
Lease operating expenses	(2.24)	(2.08)	(1.84)	(1.87)	(1.84)
Gathering, processing & transportation	(5.98)	(5.05)	(5.10)	(5.18)	(4.62)
Production & property taxes	(1.00)	(0.86)	(1.25)	(1.33)	(1.30)

Field-level cash margin	$15.06	$14.08	$15.77	$18.27	$21.64

Powder River Basin
Realized price	$42.45	$41.20	$45.44	$41.69	$46.27
Lease operating expenses	(5.00)	(7.28)	(6.95)	(8.00)	(6.58)
Gathering, processing & transportation	(3.40)	(2.07)	(1.71)	(1.70)	(1.89)
Production & property taxes	(5.19)	(4.73)	(4.99)	(4.97)	(5.39)

Field-level cash margin	$28.86	$27.12	$31.79	$27.02	$32.41

Eagle Ford
Realized price	$36.51	$35.10	$37.50	$39.41	$44.20
Lease operating expenses	(4.52)	(3.20)	(2.85)	(2.81)	(2.69)
Gathering, processing & transportation	(6.52)	(5.93)	(5.59)	(5.84)	(5.72)
Production & property taxes	(1.75)	(1.95)	(2.43)	(2.23)	(2.44)

Field-level cash margin	$23.72	$24.02	$26.63	$28.53	$33.35

Other
Realized price	$47.99	$46.41	$47.43	$42.03	$41.53
Lease operating expenses	(15.63)	(15.06)	(20.34)	(17.05)	(17.29)
Gathering, processing & transportation	(0.22)	(0.29)	(0.09)	(0.31)	(0.22)
Production & property taxes	(2.55)	(3.30)	(4.33)	(3.28)	(3.73)

Field-level cash margin	$29.59	$27.76	$22.67	$21.39	$20.29

New Devon - Total
Realized price	$32.72	$30.32	$31.68	$32.60	$34.85
Lease operating expenses	(3.55)	(3.73)	(3.66)	(3.72)	(3.85)
Gathering, processing & transportation	(4.19)	(3.74)	(3.80)	(3.92)	(3.85)
Production & property taxes	(2.28)	(2.06)	(2.34)	(2.25)	(2.25)

Field-level cash margin	$22.70	$20.79	$21.88	$22.71	$24.90

NON-GAAP FINANCIAL MEASURES

This press release includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on fourth-quarter 2019 earnings.

	Quarter Ended December 31, 2019
(in millions, except per share amounts)	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Continuing Operations
Net earnings (GAAP)	$(21)	$12	$10	$0.03
Adjustments:
Asset and exploration impairments	3	3	3	0.01
Deferred tax asset valuation allowance	—	(2)	(2)	(0.01)
Fair value changes in financial instruments	159	121	121	0.31
Restructuring and transaction costs	11	8	8	0.02

Core earnings (Non-GAAP)	$152	$142	$140	$0.36

Discontinued Operations
Net loss (GAAP)	$(724)	$(652)	$(652)	$(1.73)
Adjustments:
Asset dispositions	—	54	54	0.14
Asset and exploration impairments	748	586	586	1.55
Deferred tax asset valuation allowance	—	1	1	0.01
Foreign currency and other	(5)	(4)	(4)	(0.01)
Restructuring and transaction costs	4	3	3	0.01

Core loss (Non-GAAP)	$23	$(12)	$(12)	$(0.03)

Total
Net loss (GAAP)	$(745)	$(640)	$(642)	$(1.70)
Adjustments:
Continuing Operations	173	130	130	0.33
Discontinued Operations	747	640	640	1.70

Core earnings (Non-GAAP)	$175	$130	$128	$0.33

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

(in millions)	Q4’19	Q3’19	Q2’19	Q1’19	2019
Net earnings (loss) (GAAP)	$(640)	$109	$495	$(317)	$(353)
Net (earnings) loss from discontinued operations, net of tax	652	27	(344)	(61)	274
Financing costs, net	64	60	66	60	250
Income tax expense (benefit)	(33)	54	68	(119)	(30)
Exploration expenses	29	18	7	4	58
Depreciation, depletion and amortization	382	381	374	360	1,497
Asset dispositions	—	(1)	(2)	(45)	(48)
Share-based compensation	19	20	21	23	83
Derivative and financial instrument non-cash valuation changes	159	(57)	(117)	638	623
Restructuring and transaction costs	11	10	12	51	84
Accretion on discounted liabilities and other	14	5	8	(22)	5

EBITDAX (Non-GAAP)	$657	$626	$588	$572	$2,443

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

(in millions)	December 31, 2019	December 31, 2015
Total debt (GAAP)	$4,294	$13,032
Less:
Cash and cash equivalents	(1,464)	(2,310)
Cash restricted for discontinued operations	(380)	—

Net debt (Non-GAAP)	$2,450	$10,722

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes that free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

(in millions)	Quarter Ended December 31, 2019
Total operating cash flow (GAAP)	$579
Less capital expenditures:
Capital expenditures	(408)

Free cash flow (Non-GAAP)	$171

GUIDANCE

FIRST-QUARTER AND FULL-YEAR 2020

PRODUCTION GUIDANCE

	Quarter 1		Full Year
	Low	High	Low	High
Oil (MBbls/d)	158	163	161	163
Natural gas liquids (MBbls/d)	72	76	72	76
Gas (MMcf/d)	590	620	570	600

Total oil equivalent (MBoe/d)	328	342	328	339

PRICE REALIZATIONS GUIDANCE

	Quarter 1		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	100%	95%	100%
NGL - realized price	$13.00	$15.00	$13.00	$15.00
Natural gas - % of Henry Hub	55%	65%	50%	70%

OTHER GUIDANCE ITEMS

	Quarter 1		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(5)	$5	$(10)	$10
LOE & GP&T per BOE(1)	$8.10 (1)	$8.30 (1)	$8.00 (1)	$8.20 (1)
Production & property taxes as % of upstream sales	7.8%	8.0%	7.8%	8.0%
Exploration expenses	$5	$10	$15	$25
Depreciation, depletion and amortization	$400	$425	$1,600	$1,700
General & administrative expenses	$110	$120	$360	$400
Financing costs, net	$60	$70	$250	$270
Other expenses	$10	$20	$40	$50
Current income tax rate from continuing operations	0%	0%	0%	0%
Deferred income tax rate from continuing operations	20%	30%	20%	30%

Total income tax rate from continuing operations	20%	30%	20%	30%

(1)

In the first quarter 2020 and full-year 2020, Devon expects to incur approximately $15 million and $65 million of minimum volume commitments related to its STACK asset. These commitments are expected to impact GP&T rates by approximately $0.55 per Boe in 2020. These commitments will expire at the end of 2020.

 Note: In the first quarter of 2020, Devon expects to pay approximately $200 million for income taxes and other minor expenses related to its divested  Canadian operations. These payments will be represented in discontinued operations.

CAPITAL EXPENDITURES GUIDANCE
	Quarter 1		Full Year
(in millions)	Low	High	Low	High

Upstream capital	$420	$470	$1,700	$1,850
Other	5	10	20	30

Total	$425	$480	$1,720	$1,880

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Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1-Q4 2020	14,750	$58.34	52,500	$51.69	$61.74
Q1-Q4 2021	1,750	$55.04	7,500	$50.07	$60.07

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q1-Q4 2020	Argus MEH	10,000	$3.38
Q1-Q4 2020	Midland Sweet	3,000	$1.11
Q1-Q4 2020	NYMEX Roll	52,000	$0.37
Q1-Q4 2021	Midland Sweet	1,000	$1.25

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q1-Q4 2020	81,600	$2.77	50,250	$2.63	$2.96
Q1-Q4 2021	—	—	7,500	$2.08	$2.58

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q1-Q4 2020	Panhandle Eastern Pipe Line	30,000	$(0.47)
Q1-Q4 2020	El Paso Natural Gas	45,000	$(0.70)
Q1-Q4 2020	Houston Ship Channel	18,352	$(0.01)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q1-Q4 2020	Natural Gasoline	1,000	$44.84
Q1-Q4 2020	Normal Butane	1,500	$23.56
Q1-Q4 2020	Propane	4,500	$25.18

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of February 6, 2020.

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